Exhibit 99.1

REMARKS OF CARLOS P. NAUDON

PRESIDENT AND CHIEF EXECUTIVE OFFICER

PONCE FINANCIAL GROUP, INC. AND PONCE BANK

THE 2026 ANNUAL SHAREHOLDERS’ MEETING

PONCE FINANCIAL GROUP, INC.

June 11, 2026

FELLOW SHAREHOLDERS,

OVER THE PAST YEAR, PONCE FINANCIAL GROUP (PFG) HAS REACHED AN IMPORTANT MOMENT IN OUR JOURNEY. AFTER YEARS OF STEADY PROGRESS, WE ARE HITTING OUR STRIDE—AS AN INSTITUTION, AS A COMMUNITY PARTNER, AND AS A MISSION-DRIVEN BANK COMMITTED TO IMPACTFUL ECONOMIC DEVELOPMENT.THIS YEAR, PONCE BANK ACHIEVED A 1% RETURN ON AVERAGE ASSETS.

FOR ANY BANK, A 1% ROA REPRESENTS A KEY BENCHMARK OF PERFORMANCE AND OPERATIONAL DISCIPLINE. FOR US, IT CARRIES ADDITIONAL SIGNIFICANCE. IT DEMONSTRATES THAT WE CAN DELIVER STRONG FINANCIAL RESULTS WHILE REMAINING FULLY COMMITTED TO THE COMMUNITIES AND CUSTOMERS WHO RELY ON US.

AND IT IS NOTED AND APPLAUDED.

S&P GLOBAL RANKED US THE 40TH BEST PERFORMING BANK IN THE COUNTRY AMONG THE $3-10 BILLION ASSET SIZED BANKS FOR 2025.

OUR FINANCIAL RESULTS AT PONCE FINANCIAL GROUP (PFG) ALSO REFLECT STRONG PERFORMANCE AND DISCIPLINED EXECUTION. BASIC EARNINGS PER SHARE FOR 2025 REACHED $1.21, COMPARED TO $0.46 IN 2024 AND $0.15 IN 2023.

OVER THE SAME PERIOD, PFG'S TOTAL REVENUES, INCLUDING NET INTEREST INCOME AND NON-INTEREST INCOME—GREW 45% FROM 2023, WHILE EXPENSES INCREASED JUST 1%.

AS OF DECEMBER 31, 2025, PFG MAINTAINED TOTAL CAPITAL TO RISK-WEIGHTED ASSETS OF 24% (23.72%) AND AN EFFICIENCY RATIO OF 61%, REFLECTING STRONG OPERATIONAL DISCIPLINE.

IN 2025, WE EXPANDED OUR FOOTPRINT WITH THE OPENING OF OUR NEWEST BRANCH IN INWOOD NEIGHBORHOOD OF MANHATTAN, MARKING AN IMPORTANT MILESTONE IN OUR CONTINUED GROWTH AND COMMITMENT TO SERVING OUR CLIENTS MORE EFFECTIVELY.

THIS EXPANSION REFLECTS OUR DEDICATION TO STRENGTHENING OUR PRESENCE IN UNDERSERVED COMMUNITIES WHILE PROVIDING ENHANCED ACCESSIBILITY AND SUPPORT TO OUR VALUED CUSTOMERS. WE LOOK FORWARD TO BECOMING AN ACTIVE PART OF THE INWOOD COMMUNITY AND DELIVERING THE HIGH STANDARD OF SERVICE YOU HAVE COME TO EXPECT FROM US. I SHOULD ALSO NOTE THAT YESTERDAY OUR MIDWOOD BRANCH OFFICIALLY BECAME A BANKING DEVELOPMENT DISTRICT … AND THE RECIPIENT OF $50 MILLION DEPOSIT BETWEEN NY STATE AND NY CITY. WE HAVE POSTED MAYOR MANDANI’S ELOQUENT REMARKS ABOUT PONCE’S ROLE IN UNDERSERVED COMMUNITIES.

IN 2025, OUR PONCE BANK DIRECT DIGITAL SERVICE CONTINUED TO DEMONSTRATE STRONG MOMENTUM, GROWING DEPOSITS BY APPROXIMATELY $20 MILLION TO $55 MILLION.

THIS GROWTH REFLECTS BOTH THE APPEAL OF OUR DIGITAL-FIRST BANKING PLATFORM AND OUR ONGOING COMMITMENT TO PROVIDING ACCESSIBLE, MISSION-DRIVEN BANKING SOLUTIONS TO A BROADER CUSTOMER BASE. THE SUCCESS OF PONCE BANK DIRECT COMPLEMENTS OUR COMMUNITY-FOCUSED BRANCH NETWORK, EXPANDING OUR REACH WHILE MAINTAINING THE SAME HIGH STANDARDS OF SERVICE AND FINANCIAL DISCIPLINE.

WE ARE ALSO ADVANCING KEY TECHNOLOGICAL INITIATIVES, INCLUDING A NEW WEBSITE LAUNCHING IN EARLY Q2 2026 AND ENHANCEMENTS TO OUR ONLINE BANKING PLATFORM MID-2026. ADDITIONALLY, WE IMPLEMENTED “BUILT,” AN AI-POWERED PLATFORM THAT FUNDS, DEVELOPS, BUILDS, AND MANAGES

CONSTRUCTION LENDING ON A SINGLE SYSTEM, POSITIONING PONCE BANK TO CONTINUE CONSTRUCTION LENDING GROWTH WHILE MAINTAINING DISCIPLINED RISK MANAGEMENT.

OUR PROGRESS IS THE RESULT OF INTENTIONAL AND STRATEGIC INVESTMENTS, ALONG WITH THE DEDICATION OF OUR STAFF, WHOSE COMMITMENT TO SERVICE AND COMMUNITY IS AT THE HEART OF EVERYTHING WE DO.

OUR MISSION IS BROUGHT TO LIFE EVERY DAY BY OUR STAFF, WHO REMAIN OUR GREATEST STRENGTH.

DURING THE YEAR, WE MADE MEANINGFUL INVESTMENTS IN TALENT DEVELOPMENT AND ORGANIZATIONAL GROWTH. 30 NEW ROLES, 20 OF WHICH WERE FILLED INTERNALLY, DEMONSTRATING OUR COMMITMENT TO DEVELOPING AND PROMOTING FROM WITHIN.

TO SUPPORT CONTINUED EXPANSION, WE ALSO WELCOMED 50 NEW EMPLOYEES, INCLUDING 4 REHIRES, REPRESENTING A 32% INCREASE IN HIRING COMPARED TO 2024. YET, YEAR-OVER-YEAR OUR EXPENSES GREW BY ONLY 1%.

AS OF DECEMBER 31, 2025:

- PONCE BANK EMPLOYED 216 FULL-TIME EQUIVALENT EMPLOYEES.

- 58% OF CORPORATE OFFICER POSITIONS, 50% OF SENIOR MANAGEMENT (SVP AND ABOVE), AND 29% OF OUR BOARD OF DIRECTORS WERE HELD BY WOMEN, REFLECTING BOTH STRENGTH AND DIVERSITY.

BEYOND THE DAILY WORK, OUR STAFF CONTRIBUTED TO DOZENS OF VOLUNTEER EVENTS AND COMMUNITY INITIATIVES, SUPPORTING LOCAL SCHOOLS, NEIGHBORHOOD IMPROVEMENT PROJECTS, AND SOCIAL PROGRAMS. THESE EFFORTS AMPLIFIED THE IMPACT OF PONCE BANK IN THE COMMUNITIES WHERE OUR CUSTOMERS AND COLLEAGUES LIVE AND WORK.

WE ARE PROUD OF THE TEAM AND CULTURE WE ARE BUILDING, IN FACT, EMPLOYEE SATISFACTION SCORES INCREASED BY 8.82%, AND THE PERCENTAGE OF EMPLOYEES LIKELY TO RECOMMEND PONCE AS A GREAT PLACE TO WORK ROSE BY 18.3%, AS MEASURED BY AN INDEPENDENT THIRD-PARTY ENGAGEMENT SURVEY.

AT THE SAME TIME, WE REMAIN FIRMLY COMMITTED TO OUR MISSION, PARTICULARLY DURING A PERIOD OF ECONOMIC UNCERTAINTY AND RISING CHALLENGES FOR MANY FAMILIES AND SMALL BUSINESSES.

ONE OF THE MOST PRESSING ISSUES IN OUR COMMUNITIES CONTINUES TO BE AFFORDABLE HOUSING. THROUGH OUR LENDING AND PARTNERSHIPS, WE REMAIN FOCUSED ON SUPPORTING THE DEVELOPMENT AND PRESERVATION OF AFFORDABLE HOUSING OPPORTUNITIES. OUR INVESTMENTS IN MISSION-DRIVEN DEPOSITS AND COMMUNITY LENDING HAVE DIRECTLY SUPPORTED THESE INITIATIVES, HELPING FAMILIES SECURE STABLE HOUSING AND STRENGTHENING NEIGHBORHOODS FOR LONG-TERM GROWTH.

OUR WORK REFLECTS THE REMARKABLE DIVERSITY AND ENTREPRENEURIAL ENERGY OF THE COMMUNITIES WE SERVE. MANY OF OUR CUSTOMERS ARE IMMIGRANT ENTREPRENEURS AND FAMILIES WHOSE DETERMINATION AND RESILIENCE DRIVE ECONOMIC ACTIVITY IN OUR MARKETS. THEIR EFFORTS — OFTEN SUPPORTED BY STRONG COMMUNITY NETWORKS — CREATE JOBS, BUILD BUSINESSES, AND CONTRIBUTE TO LONG-TERM NEIGHBORHOOD STABILITY. OUR FINANCIAL MASTERY PROGRAMS, INCLUDING LOCAL BOOTCAMPS AND EDUCATIONAL SCHOLARSHIPS, FURTHER EQUIP INDIVIDUALS WITH THE TOOLS AND KNOWLEDGE TO GROW BUSINESSES, PLAN, AND INVEST IN THEIR COMMUNITIES. FOR MANY OF THESE ENTREPRENEURS, SUCCESS IS ABOUT MORE THAN BUILDING A BUSINESS. IT IS ABOUT CREATING OPPORTUNITIES FOR THE NEXT GENERATION—ENSURING THEIR CHILDREN HAVE STRONGER FOUNDATIONS AND EXPANDED POSSIBILITIES.

AS I NOTED EARLIER, PONCE BANK WAS RANKED #40 AMONG THE TOP 50 BEST-PERFORMING U.S. COMMUNITY BANKS OF 2025 (FOR INSTITUTIONS WITH $3B–$10B IN ASSETS) BY S&P GLOBAL MARKET INTELLIGENCE.

THIS RECOGNITION UNDERSCORES A YEAR OF STRONG PERFORMANCE, DISCIPLINED EXECUTION, AND MEANINGFUL IMPACT ON THE COMMUNITIES WE SERVE. WE BELIEVE IT IS BOTH POSSIBLE AND NECESSARY TO DO WELL WHILE DOING GOOD. FINANCIAL STRENGTH ENABLES US TO EXPAND OUR IMPACT, WHILE OUR MISSION GUIDES WHERE AND HOW WE INVEST THAT STRENGTH.

THROUGH VOLUNTEER INITIATIVES, SCHOLARSHIPS, MISSION-DRIVEN DEPOSITS, COMMUNITY INVESTMENTS, AND FINANCIAL EMPOWERMENT PROGRAMS, WE CONTINUE TO CREATE MEANINGFUL OPPORTUNITIES AND STRENGTHEN THE COMMUNITIES WE SERVE.

AS WE LOOK AHEAD, OUR FOCUS IS ON PREPARING THE BANK FOR ITS NEXT PHASE OF GROWTH AND TO MEET THE CHALLENGES OF THE ECONOMIC AND POLITICAL UNCERTAINTIES WE FACE. THAT MEANS CONTINUING TO DEPLOY CAPITAL THOUGHTFULLY WHILE STRENGTHENING THE INFRASTRUCTURE THAT WILL ALLOW US TO SCALE RESPONSIBLY. WE WILL CONTINUE TO INVEST IN OUR PEOPLE, PROCESSES, AND TECHNOLOGY, ENHANCING INTERNAL SYSTEMS, IMPROVING OPERATIONAL EFFICIENCY, AND MODERNIZING THE DIGITAL PLATFORMS THAT SUPPORT BOTH OUR BANKERS AND OUR CUSTOMERS. WITH A SOLID FOUNDATION, A CLEAR MISSION, AND A TALENTED TEAM, PONCE BANK IS WELL POSITIONED TO CONTINUE GROWING RESPONSIBLY WHILE EXPANDING THE OPPORTUNITIES WE HELP CREATE.

AS PREVIOUSLY REPORTED, WE'VE ENTERED AN ECIP PURCHASE OPTION AGREEMENT WITH THE US DEPARTMENT OF THE TREASURY, ALLOWING REPURCHASE AS SOON AS 3Q 2026, ASSUMING SATISFACTION OF THE NECESSARY CONDITIONS. WHILE THERE'S NO ASSURANCE AS TO SATISFACTION OF THESE CONDITIONS OR THE FINAL PRICE, IF THE REPURCHASE TRANSACTION IS CONSUMMATED, WE EXPECT THAT IT WILL INCREASE OUR BOOK VALUE PER SHARE. THIS OPPORTUNITY REFLECTS OUR CONTINUED COMMITMENT TO STRENGTHENING SHAREHOLDER VALUE WHILE ADVANCING OUR MISSION TO SUPPORT THE COMMUNITIES WE SERVE.

WHILE THE PATH FORWARD PRESENTS CHALLENGES—INCLUDING ECONOMIC UNCERTAINTY, PERSISTENT HOUSING SHORTAGES, AND EVOLVING COMMUNITY NEEDS—WE REMAIN CONFIDENT THAT OUR MODEL—COMBINING DISCIPLINED BANKING WITH A DEEP COMMITMENT TO COMMUNITY DEVELOPMENT—POSITIONS US WELL FOR THE FUTURE.

TO OUR BANKERS, CUSTOMERS, COMMUNITY PARTNERS, AND SHAREHOLDERS:

THANK YOU FOR THE TRUST YOU PLACE IN US.

TOGETHER, WE ARE BUILDING SOMETHING MEANINGFUL—AN INSTITUTION THAT SUPPORTS BOTH FINANCIAL SUCCESS AND STRONGER COMMUNITIES.

THANK YOU FOR GIVING ME THE OPPORTUNITY TO ADDRESS YOU.